3rd Quarter 2014 Earnings Conference Call October 24, 2014

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC, CFTC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation and increased thefts of electricity and natural gas; environmental issues, laws, regulations, and the increased costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third-party storage revenues; volatility in commodity markets; deviations in weather and related risks impacting the results of our energy trading operations; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; contract disputes; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2013 Forms 10-K and 2014 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

Participants • Peter Oleksiak – Senior Vice President and CFO • Jeff Jewell – Vice President and Controller • Mark Rolling – Vice President and Treasurer • Anastasia Minor – Executive Director, Investor Relations 3

• Overview • Third Quarter 2014 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 4

Our business strategy is fundamental to how we create value for our investors  Utility growth plan driven by infrastructure investments  Strategic, transparent, low-risk growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns Operational excellence and customer satisfaction that are distinctive in our industry  60% – 70% dividend payout target and strong BBB credit rating 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 5

 New electric cost of service rates related to Michigan PA169 filed  Electric generation RFP submittals complete and in final negotiations  Open season initiated by Vector Pipeline for potential expansion  Successful open season for NEXUS capacity; FERC pre-filing on track for year end We achieved several important milestones with key projects during 3Q 2014 6

Michigan economy continues to improve Michigan most improved Pro-Business state AMERICAN ECONOMIC DEVELOPMENT INSTITUTE with Pollina Corp. Real Estate Michigan leads nation in manufacturing job growth Top 10 Competitive States of 2013 Rank State 1 Georgia 2 Tennessee 3 Texas 4 Louisiana 5 North Carolina 6 Michigan 2013 7 South Carolina 8 Kentucky Michigan 2012 rank #8 9 Utah 10 South Carolina Michigan 2011 rank #16 Michigan is moving up in ranking of competitive states… …and continues to receive positive recognition 7

2008A 2009A 2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E 2018E $3.33 $4.09 $3.75 $3.64 $2.12 $2.24 $2.35 $2.48 $2.12 * Reconciliation to GAAP reported earnings included in the appendix We remain committed to delivering on our growth targets, and we have increased our 2014 operating EPS* guidance midpoint to $4.35 (dollars) Operating EPS* 7.4% CAGR 2008-2014 Dividend per share 5.4% CAGR 2009-2014 (Annualized) $2.83 $3.94 $4.35 Guidance Midpoint Aspiration of over $1 billion in operating earnings* by 2018 $2.62 8 $2.76 $4.30

• Overview • Third Quarter 2014 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 9

3Q 2013 3Q 2014 Change DTE Electric 179$ 135$ (44)$ DTE Gas (13) (16) (3) Gas Storage & Pipelines 16 20 4 Power & Industrial Projects 27 38 11 Corporate & Other (5) 1 6 Growth segments** 204$ 178$ (26)$ Growth segments operating EPS 1.16$ 1.00$ (0.16)$ Energy Trading (6)$ 3$ 9$ DTE Energy 198$ 181$ (17)$ Operating EPS 1.13$ 1.02$ (0.11)$ Avg. Shares Outstanding 175 177 DTE Energy Third Quarter 2014 Operating Earnings* Variance Operating Earnings* (millions, except EPS) DTE Electric • Cooler weather and higher storm expense, partially offset by O&M lean initiatives DTE Gas • Higher O&M expense related to reinvestment Non-Utility • Gas Storage & Pipelines driven by higher pipeline and gathering earnings, partially offset by pipeline investment accounting change • Power & Industrial Projects higher due to Renewables and Reduced Emissions Fuel earnings Corporate & Other • Timing Energy Trading • Improved power portfolio performance Drivers 10 * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading

DTE Electric Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix (millions) • Cooler weather in 3Q 2014 Variance to normal weather - 3Q 2013: $0 - 3Q 2014: ($33) • Higher storm expenses • Lean and reinvestment - 3Q 2013: reinvestment $5 - 3Q 2014: lean initiatives $7 11 Drivers Operating Earnings* Variance $179 ($33) ($20) $135 ($3) $12

DTE Electric $400 $520 - $530 $505 - $515 DTE Gas 109 120 - 126 134 - 139 Gas Storage & Pipelines 59 78 - 86 80 Power & Industrial Projects 66 75 - 85 90 - 95 Corporate & Other (26) (49) - (45) (49) - (45) Growth segments** $608 $744 - $782 $760 - $784 Growth segments operating EPS $3.44 $4.20 - $4.40 $4.28 - $4.42 Energy Trading $1 $0 $0 DTE Energy $609 $744 - $782 $760 - $784 Operating EPS $3.44 $4.20 - $4.40 $4.28 - $4.42 Avg. Shares Outstanding 177 177 177 We are increasing and narrowing our 2014 operating earnings* guidance, supported by strength in DTE Gas and Power & Industrial Projects (millions, except EPS) Prior Guidance Revised Guidance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading • DTE Electric: Storms and cool summer weather • DTE Gas: Cold winter weather • Gas Storage & Pipelines: Business growth and winter weather favorability, offset by pipeline investment accounting change • Power & Industrial Projects: Reduced Emissions Fuel performance 12 2014 YTD Actuals*   Guidance Drivers

• Overview • Third Quarter 2014 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 13

YTD 2013 YTD 2014 Cash From Operations* $1.7 $1.2 Capital Spending (1.4) (1.5) Free Cash Flow $0.3 ($0.3) Asset Sales 0 0 Dividends (0.3) (0.3) Net Cash ($0.0) ($0.6) Debt Financing: Issuances $0.8 $1.8 Redemptions (0.8) (1.2) Change in Debt $0.0 $0.6 DTE Energy YTD 2014 Cash Flow Cash Flow Summary (billions) Drivers 14 * Includes ~$150 million and $0 of equity issued for employee benefit programs in YTD 2013 and YTD 2014, respectively • Cash from operations decrease - DTE Electric: higher fuel and purchased power costs and lower surcharge collections - DTE Gas: higher weather related gas purchases • Capital expenditures higher - DTE Electric: increased spending

We are revising our 2014 cash flow guidance Cash Flow Summary (billions) Capital Expenditures Summary (millions) 15 DTE Electric Operational $1,080 $1,160 Environmental 280 200 Renewable Energy 240 240 $1,600 $1,600 DTE Gas Operational $150 $150 Main Renewal / Meter Move-out / Pipeline Integrity 90 90 $240 $240 Non-Utility $490 $330 Total $2,330 $2,170 Revised Guidance Prior Guidance Prior Guidance Revised Guidance Cash From Operations $1.6 $1.6 Capital Spending (2.3) (2.2) Free Cash Flow ($0.7) ($0.6) Asset Sales 0 0 Dividends (0.5) (0.5) Net Cash ($1.2) ($1.1) Debt Financing: Issuances $2.1 $2.3 Redemptions (0.9) (1.2) Change in Debt $1.2 $1.1

2013 2014E * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Leverage* Funds from Operations / Debt* 2013 2014E 49% 52% Target 50% - 52% 23% 22% Target 20% - 22% Strong balance sheet remains a key priority and supports growth • Targeting zero equity issuances in 2014 • $1.2 billion of available liquidity as of September 30, 2014 • Refinanced over $1.0 billion of long-term debt – Annualized pre-tax interest savings of nearly $25 million 16

• Overview • Third Quarter 2014 Earnings Results • Cash Flow and Balance Sheet Metrics • Summary 17

• Our third quarter operating earnings* reflect cooler weather and storms at DTE Electric, partially offset by strong results in our non-utility segments • We are confident in this year’s performance and are increasing our operating EPS* guidance midpoint to $4.35 • Our balance sheet and cash flow metrics remain strong • We reiterate our commitment to provide 5% - 6% operating EPS growth and an attractive dividend Summary 18 EEI conference presentation is November 13 at 11:15 AM CT with Gerry Anderson – Chairman & CEO Webcast access: www.dteenergy.com/investors * Reconciliation to GAAP reported earnings included in the appendix

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 19

Appendix

DTE Energy Third Quarter 2014 Operating Earnings Per Share* Gas Storage & Pipelines $0.11 Power & Industrial Projects $0.21 * Reconciliation to GAAP reported earnings included in the appendix Energy Trading $0.02 Corporate & Other $0.01 DTE Gas ($0.09) Non-Utility $0.34 DTE Electric $0.76 $1.02 21

22 Capital Expenditures DTE Energy YTD 2014 Capital Expenditures Drivers (millions) YTD 2013 YTD 2014 DTE Electric Operational $682 $845 Environmental 125 119 Renewable Energy 139 179 $946 $1,143 DTE Gas Operational $99 $99 Main Renewal / Meter Move Out / Pipeline Integrity 56 53 $155 $152 Non-Utility $286 $238 Total $1,387 $1,533 • DTE Electric capital higher due to timing of infrastructure investments and higher storm restoration costs • Non-Utility capital is lower due to timing of gathering investments

Third Quarter DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

(millions)



$3
$11
$14
3Q 2014 Operating Earnings*
Accounting Adjustments**
3Q 2014 Economic Net Income
($6)
$14
$8
3Q 2013 Operating Earnings*
Accounting Adjustments**
3Q 2013 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Operating Earnings*

(millions, after-tax)

	3Q 2014	3Q 2013
Realized	$4	$15
Unrealized	11	(8)
O&M / Other	(12)	(13)
	$3	($6)

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

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Year to Date DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non- derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis; and 2) Operating Adjustments for unrealized mark-to-market changes of certain derivative contracts YTD 2014 Economic Net Income Accounting Adjustments** YTD 2014 Operating Earnings* ($1) $22 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Operating Earnings* Realized Unrealized O&M / Other YTD 2013 YTD 2014 $46 $25 11 (6) (41) (35) (millions, after-tax) ($1) $1 YTD 2013 Operating Earnings* YTD 2013 Economic Net Income Accounting Adjustments** $23 $1 $35 $36 24 (millions)

Third Quarter and September Year To Date Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

	Net Income (millions)				EPS			
	3Q'14	3Q'13	YTD '14	YTD '13	3Q'14	3Q'13	YTD '14	YTD '13
DTE Energy Reported Earnings	$ 156	$ 198	$ 606	$ 537	$0.88	$1.13	$ 3.42	$ 3.07
DTE Electric	-	-	-	-	-	-	-	-
DTE Gas	-	-	-	-	-	-	-	-
Gas Storage & Pipelines	-	-	-	-				
Power & Industrial Projects								
Asset Impairment	-	-	-	4	-	-	-	0.02
Corporate & Other								
NY State Tax Law Change	-	-	8	-	-	-	0.04	-
DTE Energy Growth Segments Operating Earnings	$ 156	$ 198	$ 614	$ 541	$0.88	$1.13	$ 3.46	$ 3.09
Energy Trading								
Certain Mark to Market Transactions	25	-	(5)	-	0.14	-	(0.02)	-
DTE Energy Operating Earnings	$ 181	$ 198	$ 609	$ 541	$1.02	$1.13	$ 3.44	$ 3.09

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2008 – 2013 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)						EPS					
	2008	2009	2010	2011	2012	2013	2008	2009	2010	2011	2012	2013
DTE Energy Report Earnings	$ 546	$ 532	$ 630	$ 711	$ 610	$ 661	$3.34	$3.24	$3.74	$4.18	$3.55	$3.76
DTE Electric												
Chrysler Bad Debt	-	4	-	-	-	-	-	0.02	-	-	-	-
Settlement with Detroit Thermal	-	-	(3)	-	-	-	-	-	(0.02)	-	-	-
Fermi 1 Asset Retirement Obligation	-	-	-	9	-	-	-	-	-	0.05	-	-
DTE Gas												
Performance Excellence Process	4	-	(20)	-	-	-	0.03	-	(0.12)	-	-	-
Gas Storage & Pipelines	-	-	-	-	-	-	-	-	-	-	-	-
Power & Industrial Projects												
Performance Excellence Process	1	-	-	-	-	-	0.01	-	-	-	-	-
Chrysler Bad Debt	-	1	-	-	-	-	-	0.01	-	-	-	-
General Motors Bad Debt	-	3	-	-	-	-	-	0.02	-	-	-	-
Coke Oven Gas Settlement	-	-	-	-	7	-	-	-	-	-	0.04	-
Chicago Fuels Terminal Sale	-	-	-	-	2	-	-	-	-	-	0.01	-
Pet Coke Mill Impairment	-	-	-	-	1	-	-	-	-	-	0.01	-
Asset Impairment	-	-	-	-	-	4	-	-	-	-	-	0.02
Energy Trading												
Performance Excellence Process	1	-	-	-	-	-	0.01	-	-	-	-	-
Certain Mark to Market Transactions	-	-	-	-	-	55	-	-	-	-	-	0.31
Corporate & Other												
Antrim Hedge	13	3	-	-	-	-	0.08	0.01	-	-	-	-
Crete Sale - Tax True-up	2	-	-	-	-	-	0.01	-	-	-	-	-
Michigan Corporate Income Tax Adj.	-	-	-	(87)	-	-	-	-	-	(0.50)	-	-
Unconventional Gas												
Core Barnett Sale	(81)	-	-	-	-	-	(0.50)	-	-	-	-	-
Barnett Lease Impairment	5	-	-	-	-	-	0.03	-	-	-	-	-
Discontinued Operations	(11)	6	8	3	56	-	(0.06)	0.03	0.04	0.02	0.33	-
Synfuel												
Discontinued Operations	(20)	-	-	-	-	-	(0.12)	-	-	-	-	-
DTE Energy Operating Earnings	$ 460	$ 549	$ 615	$ 636	$ 676	$ 720	$2.83	$3.33	$3.64	$3.75	$3.94	$4.09

26

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. The term “Growth segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2008 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 27